EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Rosemarie Bouman, Chief Financial Officer of First Oak Brook Bancshares, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(3)	the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(4)	the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Registrant.

/S/ ROSEMARIE BOUMAN
Rosemarie Bouman
Vice President & Chief Financial Officer

Dated: May 12, 2003

A signed original of this written statement required by Section 906 has been provided to First Oak Brook Bancshares, Inc. and will be retained by First Oak Brook Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.